UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  December 26, 2003

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-102282-01               48-1195807
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

   8140 Ward Parkway, Suite 300
       Kansas City, Missouri                                       64114
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (816) 237-7000

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Novastar Mortgage Funding Trust, Series 2003-1. pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, Wachovia Bank, National Association, as custodian and JPMorgan Chase Bank, as trustee.

     On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2003 as Exhibit 99.1.

NOVASTAR MORTGAGE FUNDING CORPORATION
Novastar  Mortgage  Funding  Trust,  Series  2003-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 7, 2004

                              JPMORGAN CHASE BANK,

                              By: /s/   Jennifer McCourt
                                 -----------------------------
                                 Jennifer McCourt
                                 Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1
                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 December 26, 2003

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                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1        844,793,000.00    723,920,279.69   25,511,828.52     934,284.47   26,446,112.99    0.00         0.00      698,408,451.17
A_2        292,707,000.00    234,533,124.54    6,667,214.05     304,705.76    6,971,919.81    0.00         0.00      227,865,910.49
M_1         50,050,000.00     50,050,000.00            0.00      89,160.25       89,160.25    0.00         0.00       50,050,000.00
M_2         39,000,000.00     39,000,000.00            0.00     104,738.02      104,738.02    0.00         0.00       39,000,000.00
M_3         31,200,000.00     31,200,000.00            0.00     137,523.75      137,523.75    0.00         0.00       31,200,000.00
O           42,249,900.00     45,500,000.00            0.00           0.00            0.00    0.00         0.00       45,500,000.00
P                  100.00            100.00            0.00     548,347.25      548,347.25    0.00         0.00              100.00
R                    0.00              0.00            0.00     297,308.06      297,308.06    0.00         0.00                0.00
TOTALS   1,300,000,000.00  1,124,203,504.23   32,179,042.57   2,416,067.56   34,595,110.13    0.00         0.00    1,092,024,461.66

AIO      1,300,000,000.00  1,124,203,504.23            0.00   3,095,666.83    3,095,666.83       0.00         0.00 1,092,024,461.66
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
----------------------------------------------------------------------------------------------------------------------------------
A_1      66987XCD5      856.92031029   30.19891088        1.10593302      31.30484390     826.72139941     A_1   1.498750 %
A_2      66987XCE3      801.25560557   22.77777453        1.04099239      23.81876692     778.47783104     A_2   1.508750 %
M_1      66987XCF0    1,000.00000000    0.00000000        1.78142358       1.78142358   1,000.00000000     M_1   2.068750 %
M_2      66987XCG8    1,000.00000000    0.00000000        2.68559026       2.68559026   1,000.00000000     M_2   3.118750 %
M_3      66987XCH6    1,000.00000000    0.00000000        4.40781250       4.40781250   1,000.00000000     M_3   5.118750 %
O        N/A          1,076.92562586    0.00000000        0.00000000       0.00000000   1,076.92562586     O     0.000000 %
P        66987XCK9    1,000.00000000    0.00000000  5,483,472.500000 5,483,472.500000   1,000.00000000     P     0.000000 %
TOTALS                  864.77192633   24.75310967        1.85851351      26.61162318     840.01881666
AIO      66987XCJ2      864.77192633    0.00000000        2.38128218       2.38128218     840.01881666     AIO   3.197791 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Elizabeth T. Smalls
              JPMorgan Chase Bank - Structured Finance Services NY
                       4 NY PLAZA FLR 6, ITS SFS NY ABS,
                            New York, New York 10004
                              Tel: (212) 623-5437
                       Email: ELIZABETH.SMALLS@CHASE.COM



                          REMIC Available Funds - Group I                                                30,359,602.05
                          REMIC Available Funds - Group II                                                8,220,150.55

Sec. 4.03(a)(i)           Distributions of Principal

                                                 Class A-1                                               25,511,828.52
                                                 Class A-2                                                6,667,214.05
                                                 Class M-1                                                        0.00
                                                 Class M-2                                                        0.00
                                                 Class M-3                                                        0.00
                                                 Class P                                                          0.00

Sec. 4.03(a)(ii)          Distributions of Interest

                                                 Class A-1                                                  934,284.47
                                                 Class A-2                                                  304,705.76
                                                 Class M-1                                                   89,160.25
                                                 Class M-2                                                  104,738.02
                                                 Class M-3                                                  137,523.75
                                                 Class AIO                                                3,095,666.83
                                                 Class O                                                          0.00
                                                 Class P - Prepay Penalty                                   548,347.25

Sec. 4.03(a)(iii)         Pool Balances

                                                 Group I Beginning Pool Balance                         846,573,002.20
                                                 Group I Ending Pool Balance                            821,067,394.56
                                                 Group II Beginning Pool Balance                        277,630,502.03
                                                 Group II Ending Pool Balance                           270,957,067.10
                                                 Total Beginning Pool Balance                         1,124,203,504.23
                                                 Total Ending Pool Balance                            1,092,024,461.66

Sec. 4.03(a)(iv)          Mortgage Loan Information as of Determination Date

                                                 Number of Mortgage Loans                                        8,149
                                                 Aggregate Principal Balance of Mortgage Loans        1,092,024,461.66
                                                 Beginning Weighted Average Mortgage Rate                 7.7122 %
                                                 Number of Subsequent Mortgage Loans Added during Prepayment Period         0
                                                 Balance of Subsequent Mortgage Loans Added during Prepayment Period     0.00
                                                 Balance of Pre-Funding Account                                          0.00

Section 4.03(a)(v) A      Group I and Group II Loans Delinquent
                                                  Group 1
                                                                                           Principal
                                                  Period                Number               Balance              Percentage
                                                 30-59 days                     35            3,924,578.80                  0.48 %
                                                 60-89 days                     24            3,328,785.73                  0.41 %
                                                 90+days                        32            4,387,648.56                  0.53 %
                                                 Total                      91               11,641,013.09                  1.42 %
                                                  Group 2
                                                                                           Principal
                                                  Period                Number               Balance              Percentage
                                                 30-59 days                      8              717,306.57                  0.26 %
                                                 60-89 days                      5              435,085.47                  0.16 %
                                                 90+days                        14            2,232,549.27                  0.82 %
                                                  Total                         27            3,384,941.31                  1.24 %

Sec. 4.03 (a)(v) B        Group I and Group II Loans in Foreclosure
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           73           10,549,144.52                 1.28 %
                                                  Group 2
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           21            2,472,792.62                 0.91 %

Sec. 4.03(a)(v) C         Group I and Group II Loans in REO
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           29            3,007,740.68                 0.37 %
                                                  Group 2
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           10            1,044,781.96                 0.39 %
Sec. 4.03(a)(vi)          Principal Prepayments

                                                 Group I Prepayments                                              24,507,197.16
                                                 Group II Prepayments                                              6,314,565.14

Sec. 4.03 (a)(vii)        Realized Losses

                                                 Group I Current Period Realized Losses                              129,436.97
                                                 Group I Cumulative Realized Losses                                  373,899.14
                                                 Group II Current Period Realized Losses                              41,673.45
                                                 Group II Cumulative Realized Losses                                 113,812.73

Sec. 4.03 (a)(ix)         Unpaid Interest Shortfall Amounts

                                                 Unpaid Interest Shortfall - A-1                                           0.00
                                                 Unpaid Interest Shortfall - A-2                                           0.00
                                                 Unpaid Interest Shortfall - M-1                                           0.00
                                                 Unpaid Interest Shortfall - M-2                                           0.00
                                                 Unpaid Interest Shortfall - M-3                                           0.00
                                                 Unpaid Interest Shortfall - AIO                                           0.00

Sec. 4.03 (a)(x)          Prepayment Interest Shortfalls not covered by the Servicer                                       0.00

Sec. 4.03 (a)(xi)         Credit Enhancement Percentage                                                                 14.74 %

Sec. 4.03 (a)(xii)        Available Funds Cap Carryforward Amount

                                                 Available Funds Cap Carryforward Amount - A-1                             0.00
                                                 Available Funds Cap Carryforward Amount - A-2                             0.00
                                                 Available Funds Cap Carryforward Amount - M-1                             0.00
                                                 Available Funds Cap Carryforward Amount - M-2                             0.00
                                                 Available Funds Cap Carryforward Amount - M-3                             0.00
                                                 Remaining Available Funds Cap Carryforward Amount - A-1                   0.00
                                                 Remaining Available Funds Cap Carryforward Amount - A-2                   0.00
                                                 Remaining Available Funds Cap Carryforward Amount - M-1                   0.00
                                                 Remaining Available Funds Cap Carryforward Amount - M-2                   0.00
                                                 Remaining Available Funds Cap Carryforward Amount - M-3                   0.00


Sec. 4.03 (a)(xiii)       REMIC Pass-Through Rates

                                                 REMIC Pass-Through Rate - A-1                                1.4987 %
                                                 REMIC Pass-Through Rate - A-2                                1.5087 %
                                                 REMIC Pass-Through Rate - M-1                                2.0687 %
                                                 REMIC Pass-Through Rate - M-2                                3.1187 %
                                                 REMIC Pass-Through Rate - M-3                                5.1188 %
                                                 REMIC Pass-Through Rate - AIO                                3.1978 %
                                                 Next REMIC Pass-Through Rate - A-1                           0.3800 %
                                                 Next REMIC Pass-Through Rate - A-2                           0.3900 %
                                                 Next REMIC Pass-Through Rate - M-1                           0.9500 %
                                                 Next REMIC Pass-Through Rate - M-2                           2.0000 %
                                                 Next REMIC Pass-Through Rate - M-3                           4.0000 %

Sec. 4.03 (a)(xiv)        Supplemental Interest Payment

                                                 Supplemental Interest Payment - A-1                              0.00
                                                 Supplemental Interest Payment - A-2                              0.00
                                                 Supplemental Interest Payment - M-1                              0.00
                                                 Supplemental Interest Payment - M-2                              0.00
                                                 Supplemental Interest Payment - M-3                              0.00

Sec. 4.03 (a)(xv)         Swap Notional Amount and the Underwritten Certificates Principal Balance

                                                 Underwritten Certificates Principal Balance          1,046,524,461.66
                                                 Swap Notional Amount                                   800,000,000.00
                                                 Difference                                             246,524,461.66
                                                 Funds paid to Swap Counterparty                            884,024.31

Sec. 4.03 (a)(xvi)        Overcollateralization Amounts

                                                 Required Overcollateralization Amount                   45,500,000.00
                                                 Overcollateralization Amount                            45,500,000.00

Sec. 4.03 (a)(xvi)        Excess Cashflow                                                                   468,418.48

